EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John A. Krier, the Chief Executive Officer hereby certify, that, to my knowledge:

(1)  The Quarterly Report on Form 10-Q for the period ended September 30, 2021 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2021	By:	/s/ John A. Krier
John A. Krier
President and Chief Executive Officer (Principal Executive Officer)

[A signed original of this written statement required by Section 906 has been provided to Dynatronics Corporation and will be retained by Dynatronics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]